Rule 497(k)

File No. 333-273052

SUMMARY PROSPECTUS

Roundhill S&P 500® Target 10,000 2030 ETF (XX)

September 29, 2026

Roundhill S&P 500® Target 10,000 2030 ETF (the "Fund") is a series of Roundhill ETF Trust (the "Trust") and an exchange-traded fund ("ETF"). Shares of the Fund ("Fund Shares") are listed and principally trade on Cboe BZX Exchange, Inc. ("Cboe" or the "Exchange").

The Fund's investment strategy is different from other investment products, and the Fund may be unsuitable for some investors. It is important that investors understand the Fund's investment strategy before making an investment in the Fund. An investment in the Fund is highly speculative and is suitable only for investors that are able to risk a complete loss of investment.

•	The Fund seeks to provide investors who invest in the Fund with the opportunity for substantial investment gains if the Underlying Index (defined below) exceeds Underlying Index Target (defined below) on the Defined Target Date (defined below). Conversely, if the Underlying Index does not exceed the Underlying Index Target on the Defined Target Date, investors will lose substantially all of their investment. As further described below, the performance of the Underlying Index and Underlying Index Target are measured by the performance of the Underlying ETF (defined below) and the Underlying ETF Target (defined below). See "Principal Investment Strategies—Defined Target Period Investment Profile" for additional information.

•	The Fund intends to invest substantially all of its assets in FLexible EXchange® options ("FLEX Options") that reference an Underlying ETF (defined below). The FLEX Options and the Fund have the following characteristics:

o	"Underlying Index": S&P 500® Index

o	"Underlying ETF": ETFs that seek to replicate the performance, before fees and expenses of such Underlying ETF, of the Underlying Index

o	"Underlying Index Target": 10,000 for the current Defined Target Period

o	"Underlying ETF Target": Share price of the respective Underlying ETFs that represents the Underlying Index Target

o	"Defined Target Date": January 10, 2030

o	"Defined Target Period": October 1, 2026 (commencement of investment operations), to the Defined Target Date

•	The Fund is intended for investors who seek a payout profile based on the Underlying Index in the event the Underlying Index exceeds the Underlying Index Target at the Defined Target Date, as measured by the Underlying ETF(s) and Underlying ETF Target(s). The Fund uses FLEX Options that reference the Underlying ETF(s) rather than the Underlying Index, as well as a calculated Underlying ETF Target based on the Underlying Index Target, which may cause different investment returns than those the Fund seeks to provide and may cause the Fund to lose substantially all of its value. Investors should only invest if they understand the Fund's investment return profile. See “Principal Investment Strategies—Defined Target Period Investment Profile” for additional information.

•	The Fund will be indefinitely offered with a new Defined Target Period tied to the same Underlying Index and Underlying ETFs beginning after the end of each Defined Target Period. Accordingly, the Fund will enter into new FLEX Options to reflect the new Underlying Index Target, Underlying ETF Target and Defined Target Date, and a new Defined Target Period will begin. It is expected that the Underlying Index Target and the accompanying Underlying ETF Target will change from one Defined Target Period to the next.

The returns the Fund seeks to provide are only available at the conclusion of the Defined Target Period. If an investor sells Fund Shares prior to the conclusion of the Defined Target Period, the returns such investor experiences will be significantly different than the sought-after payout profile of the Fund's holdings. If an investor purchases Fund Shares after the commencement of the Defined Target Period, its returns will differ from those of shareholders who have held for the entirety of the period. There is no guarantee that the Fund will successfully achieve its investment objective.

The Fund's website, https://www.roundhillinvestments.com/etf/XX, provides, on a daily basis, important Fund information (including Defined Target Period dates and information regarding the level of the Underlying Index relative to the Underlying Index Target, the Underlying ETFs and the Underlying ETFs Target), as well as information relating to the potential return scenarios as a result of an investment in the Fund. If you are contemplating purchasing Fund Shares, please visit the website. Investors considering purchasing Fund Shares after the Defined Target Period has begun or selling Fund Shares prior to the conclusion of the Defined Target Period should visit the website for information regarding potential investment returns.

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, reports to shareholders, and other information about the Fund online at https://www.roundhillinvestments.com/etf/xx. You can also get this information at no cost by calling (855) 561-5728 or by sending an email request to etfs@roundhillinvestments.com. The Fund's prospectus and statement of additional information, both dated September 29, 2026, are incorporated by reference into this summary prospectus.

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Roundhill S&P 500® Target 10,000 2030 ETF

Investment Objective

The Fund seeks to provide capital appreciation in the event that the Underlying Index exceeds the Underlying Index Target, as measured by the Underlying ETFs and Underlying ETF Target, on the Defined Target Date.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund ("Fund Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.99%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.99%

(1)	The investment advisory agreement between the Trust and Roundhill Financial Inc. ("Roundhill" or the "Adviser") utilizes a unitary fee arrangement pursuant to which Roundhill will pay all operating expenses of the Fund, except Roundhill's management fees, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan.

(2)	"Other Expenses" are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$101	$315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

General Strategy Description

The Fund seeks to provide investors with the opportunity for substantial investment returns if the S&P 500® Index (the "Underlying Index") exceeds the Underlying Index Target (defined below) on the Defined Target Date (defined below), as measured by the Underlying ETF (defined below) and the Underlying ETF Target (defined below). The Underlying Index Target for the current Defined Target Period (defined below) is 10,000. The return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles and results in unique investment profiles for investors, which are described in detail below. Before making an investment in the Fund, it is important that an investor fully understand the Fund's investment strategy and risks, which includes a substantial risk of a complete loss of investment.

The investment profile sought by the Fund is based upon the performance of the Underlying Index, as measured by the Underlying ETFs, over the period from October 1, 2026 (commencement of investment operations for the Fund), through the Defined Target Date (the "Defined Target Period"). The Fund expects to achieve its investment objective by investing substantially all of its assets in FLexible EXchange® options ("FLEX Options") that reference an exchange-traded fund ("ETF") that is designed to replicate the performance, before fees and expenses of such ETF, of the Underlying Index (the "Underlying ETFs"). The FLEX Options and the Fund have the following characteristics:

•	Underlying Index: S&P 500® Index

•	Underlying ETF: ETFs that replicate the performance, before fees and expenses of such Underlying ETF, of the Underlying Index

•	Underlying Index Target: 10,000

•	Underlying ETF Target: The respective share price of the Underlying ETFs that represents the Underlying Index Target

•	Defined Target Date: January 10, 2030

•	Defined Target Period: October 1, 2026 (commencement of investment operations for the Fund) to the Defined Target Date

The FLEX Options in which the Fund invests (the "Target Options") are structured such that the Fund's overall exposure to the Underlying ETFs behaves like a long call option with a strike price at the Underlying ETF Target with an expiration date of the Defined Target Date. For additional information regarding the Target Options and the Fund's investments, see "Fund Investment Portfolio" below. The Fund seeks to provide investors with the opportunity for investment gains if the Underlying Index exceeds the Underlying Index Target, as measured by the Underlying ETF and Underlying ETF Target. The Fund's assets are used to pay the premiums for the Target Options. Such premiums are substantially less than the notional value of the options contracts, which allows for exposure that produces substantial and outsized gains if the Target Options finish in-the-money (and exceed the cost of the premiums paid). However, the Fund expects that investors will lose all or substantially all of its investment if the Underlying Index is below the Underlying Index Target on the Defined Target Date. For a more detailed discussion regarding the Fund's investment profile, see "Defined Target Period Investment Profile Below," and for additional information regarding the Fund's investments, see "Fund Investment Portfolio" below.

The Fund has adopted a policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act") to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in instruments that provide exposure to the Underlying Index. The Fund will be concentrated (i.e. hold 25% or more of its total assets) in an industry or a group of industries to the extent that the Underlying Index is so concentrated. As of the date of this prospectus, the Underlying Index had significant exposure to the information technology sector. The Fund is classified as a "non-diversified company" under the 1940 Act.

Defined Target Period Investment Profile

The characteristics of the Target Options offer the potential for significant returns for the Fund if the Underlying Index exceeds the Underlying Index Target (as measured by the Underlying ETF and Underlying ETF Target) on the Defined Target Date but carry substantial risk of total loss if it does not. Investors who purchase Shares after the Defined Target Period has begun or sell Shares prior to the conclusion of the Defined Target Period may experience investment returns that are very different from those investors who purchased at an earlier time in the Defined Target Period or do not sell prior to the Defined Target Date.

Potential Fund Outcomes

The Fund is very different from other funds that use options or provide investment exposure to a particular index. For the Fund to experience its sought-after gains, the share price of the Underlying ETF must increase in price beyond the Underlying ETF Target in an amount larger than the amount the Fund paid to purchase the Target Options (i.e., the premium). As a result of the Fund's investment strategy, the Adviser expects the Target Options' performance (and therefore the Fund's) to fall into one of the following scenarios:

•	If the level of the Underlying Index does not exceed the Underlying Index Target, the Adviser expects the share price of the Underlying ETF will be lower than the Underlying ETF Target. In such scenario, the Target Options will expire worthless, and the Fund will lose substantially all of its value.

•	If the level of the Underlying Index equals the Underlying Index Target, the Adviser expects the share price of the Underlying ETF to equal the Underlying ETF Target. In such scenario, the Target Options will be exercised, however, the Fund will experience losses to the extent of the premium paid to purchase the Target Options.

•	If the level of the Underlying Index exceeds the Underlying Index Target, the Adviser expects the share price of the Underlying ETF will exceed the Underlying ETF Target. In such scenario, the Target Options will be exercised, and the Fund's returns will result in one of three outcomes:

o	If the amount of gains produced by the Target Options by virtue of an increase in the share price of the Underlying ETF beyond the Underlying ETF Target does not exceed the premium paid by the Fund to acquire the Target Options, the Fund will experience a measure of losses approximately equal to the amount of premiums paid by the Fund offset by any gains of the Underlying ETF beyond the Underlying ETF Target;

o	If the amount of gains produced by the Target Options by virtue of an increase in the share price of the Underlying ETF beyond the Underlying ETF Target equals the premium paid by the Fund to acquire the Target Options, the Fund will not experience gains or losses on such investments; or

o	If the amount of gains produced by the Target Options by virtue of an increase in the share price of the Underlying ETF beyond the Underlying ETF Target exceeds the premium paid by the Fund to acquire the Target Options, the Fund will experience gains, and has the potential to experience significant gains.

The Fund will utilize substantially all of its assets to purchase the Target Options. Because of the economic leverage inherent in the Target Options (i.e., the cost of the option is less than the notional exposure of the option contract), the Fund is able to purchase multiple options with a notional value that significantly exceeds the asset base of the Fund. Accordingly, if the Target Options finish in-the-money and the share price of the Underlying ETFs exceed the respective Underlying ETF Target, the Fund seeks to provide significant investment gains by utilizing the economic leverage inherent in the options contracts.

The following table contains a hypothetical example of the payout profile of one Target Option to illustrate the returns the Target Options, and thereby the Fund, seek to provide. The table is provided for illustrative purposes only and does not provide for every possible scenario. The table is not intended to predict or project the performance of the Target Options of the Fund. Fund shareholders should not take this information as an assurance of the expected performance of Target Options, the Underlying Index or the Underlying ETFs, or the return of Fund Shares. The Target Options the Fund utilizes during any one Defined Target Period will differ from the hypothetical figures shown below. Additionally, the relationship between the Underlying ETF price and the Underlying Index Level may differ than what is presented below, and may not correlate on one-to-one basis. The premium for a Target Option may differ, and may differ significantly, from what is provided below. The table below provides hypothetical payouts of the Target Options at expiration (i.e., the Defined Target Date) only using assumed figures which may differ significantly than what the Fund holds. The actual overall performance of the Target Options will vary during the Defined Target Period. The following table uses the below assumptions, which may be more or less than the Fund's actual investments, and may change during the Defined Target Period.

•	Underlying Index Target: 10,000

•	Underlying ETF Target: $1,000

•	Number of Underlying ETF shares in Target Option Contract: 1

•	Premium paid for Target Option: $50

Underlying Index Level	Underlying ETF Price	Target Option Payout	Target Option Profit*
6,000	$600	$0	-$50
7,000	$700	$0	-$50
8,000	$800	$0	-$50
9,000	$900	$0	-$50
9,500	$950	$0	-$50
10,000	$1,000	$0	-$50
10,500	$1,050	$50	-$0
11,000	$1,100	$100	$50
11,500	$1,150	$150	$100
12,000	$1,200	$200	$150
12,500	$1,250	$250	$200
13,000	$1,300	$300	$250
14,000	$1,400	$400	$350
15,000	$1,500	$500	$450

*	The profitability of the Target Options is calculated by taking the Target Option Payout less the premium paid for the Target Option.

Please refer to the Fund's website, https://www.roundhillinvestments.com/etf/XX, which provides additional information regarding the Fund's investment profile. The Fund seeks to provide the opportunity for substantial investment gains in the event the Target Options finish in-the-money (after the consideration of premiums paid) by deploying substantially all of its assets towards the purchase of Target Options. In doing so, the effect demonstrated above will be amplified by the number of Target Options the Fund is able to obtain exposure to. There is no guarantee the Fund will be successful in seeking to provide substantial investment gains through the usage of Target Options. If the Underlying ETF does not exceed the Underlying ETF Target on the Defined Target Date, investors will lose substantially all of their investment.

The investment return profiles described herein are provided before considering certain fees and expenses of the Fund (such as the Fund's annual unitary management fee, any brokerage commissions and trading fees associated with the purchase and sale of the Fund's investments, taxes and non-routine or extraordinary expenses not included in the Fund's unitary management fee, as well as any fees and expenses of shareholders in purchasing Fund Shares (such as, brokerage commissions, trading fees and taxes). The fees and expenses of the Fund will exacerbate any losses experienced by the Fund and reduce any gains provided by the Fund.

The Target Options use one or more Underlying ETFs as the reference asset rather than the Underlying Index, and the Underlying ETF Target as the strike price. The Underlying ETF Target is calculated to approximate the Underlying Index Level for a given Underlying ETF. It is possible that the Underlying ETF for a given Target Option does not perform in line with the Underlying Index. It is also possible that the Underlying ETF Target does not equate to the Underlying Index Target. In either scenario, it is possible that the Underlying Index exceeds the Underlying Index Target, but the Underlying ETF(s) does not exceed the Underlying ETF Target(s), resulting in the Target Options finishing out-of-the-money and the Fund losing substantially all of its value. Investors should only invest if they understand these risks. See "Principal Risks—Investment Strategy Risk" for additional information.

Intra-Defined Target Period Investment Profile

The Target Options the Fund purchases may be:

•	out-of-the-money if the Underlying ETF share price is below the Underlying ETF Target at the time of purchase,

•	at-the-money if the Underlying ETF share price is at the Underlying ETF Target at the time of purchase, or

•	in-the-money if the Underlying ETF share price is above the Underlying ETF Target at the time of purchase.

When the Target Options are out-of-the-money, the notional value of the Target Options positions may be several multiples of the Fund's net assets. The value of the Target Options will be impacted by, among other factors, the option's sensitivity to price changes in the Underlying ETF, market volatility, time remaining until the Defined Target Date and interest rates. As a result, the Fund may at times, depending on these factors related to options pricing, be substantially more volatile than the Underlying Index. The Fund is generally expected to be most volatile when its Target Options are out-of-the-money or at-the-money. Additionally, the premiums associated with purchasing the Target Options may vary, and may increase or decrease depending on the performance of the Underlying ETF and/or the Underlying Index. The Fund will lose substantially all of its assets if the Target Options finish out-of-the-money. When the Target Options are substantially in-the-money, the Fund is expected to have a similar day-to-day return profile to an investment in the Underlying Index. The Target Options held by the Fund typically will not increase or decrease at the same level as the Underlying ETF's (and therefore Underlying Index's) movements on a day-to-day basis in light of the various inputs used in pricing the Target Options (although they generally will move in the same direction), and the Fund may not always increase in value on days in which the Underlying Index increases in value, nor will it always decrease in value on days in which the Underlying Index decreases in value. It is important that investors understand the Fund's investment strategy before making an investment. Regardless of how the Underlying Index is performing relative to the Underlying Index Target prior to the Defined Target Date (as measured by the Underlying ETF and Underlying ETF Target), you will lose substantially all of your investment if the Underlying Index falls below the Underlying Index Target on the Defined Target Date.

Fund Investment Portfolio

The Fund seeks to achieve its objective by buying call options that reference an Underlying ETF. An option is a derivative contract that gives the purchaser the right, but not the obligation, to buy (for a call option) or sell (for a put option) an underlying asset at a specified price (i.e., the strike price) before or at the expiration date of the option contract. By purchasing a call option, the Fund has the right (but not the obligation), in return for a premium paid, to buy the asset underlying the option at the exercise price. The Target Options will be "cash-settled", meaning upon exercise, the Fund will receive the cash value of the underlying asset, less the strike price (i.e., the Underlying ETF Target). The Target Options will have a "European style" exercise, meaning the contracts are exercisable only on the expiration date of the option contract (the Defined Target Date). The value of an option contract is influenced by the underlying asset's price and volatility, interest rates, and time to expiration, among other factors, and it may expire worthless. The notional value of an option contract is the total economic value represented by the option contract, typically the strike price multiplied by the number of underlying shares covered by the contract. Because the Fund deploys substantially all of its assets to pay the premiums for the Target Options, the notional value of the Target Options will significantly exceed the net assets of the Fund. That notwithstanding, the Fund cannot lose more than its initial investment in the Target Options, because if the options expire out-of-the-money, the Fund has no additional payment obligations on such investment.

The Target Options will be FLEX Options. FLEX Options are customizable exchange-traded option contracts that are guaranteed for settlement by the Options Clearing Corporation (the "OCC"), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The terms of FLEX Options are uniquely customizable, allowing investors to customize key terms like type, strike price and expiration date that are standardized in a traditional exchange-traded options contract. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts. When the Target Options have a maturity greater than one year, the Target Options will be considered Long-Term Anticipation Securities ("LEAPS").

The Fund obtains exposure to the Underlying Index by using one or more Underlying ETFs as the reference asset of the Target Options. To provide returns based on the Underlying Index Target, the Adviser calculates the share price of each Underlying ETF that equates to the Underlying Index Target, and then uses that share price as the Underlying ETF Target (i.e., the strike price). While the Adviser expects a close correlation between the Underlying ETF share price and the level of the Underlying Index, it is possible that a given Underlying ETF will not track the Underlying Index perfectly. Additionally, the calculation of the Underlying ETF Target may not perfectly align with the Underlying Index Target. In either instance, it is possible that the Target Options (or a set thereof) finish out-of-the-money despite the Underlying Index exceeding the Underlying Index Target. Additional information regarding these risks is described in the "Principal Risks" section below. Investors should understand these risks before investing in the Fund.

Additional Information About the Underlying Index

The Underlying Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 leading U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float. The Underlying Index covers approximately 80% of available market capitalization and is rebalanced quarterly in March, June, September and December.

Additional Information About the Underlying ETFs

The Fund's selection universe of Underlying ETFs that it may utilize as the reference asset for the Target Options currently includes the iShares Core S&P 500 ETF (NYSE Arca: IVV) ("IVV"), State Street® SPDR® Portfolio S&P 500® ETF (NYSE Arca: SPYM) ("SPYM"), State Street® SPDR® S&P 500® ETF Trust (NYSE Arca: SPY) ("SPY") and Vanguard S&P 500 ETF (NYSE Arca: VOO) ("VOO"). This selection universe may change over time. At any point in time, the Fund's portfolio will be composed of Target Options on one or more of the Underlying ETFs and there may be significant periods of time when the Fund is invested in Target Options on a single Underlying ETF. Additional information about each Underlying ETF is set forth in the "Additional Information About the Fund's Principal Investment Strategies" section.

Fund Rebalance at the End of the Defined Target Period

The Fund will be indefinitely offered and expects to provide a new Defined Target Period tied to the same Underlying ETFs beginning after the end of each Defined Target Period. At the commencement of a new Defined Target Period, the Fund will invest in a new set of Target Options that have a new Defined Target Date, Underlying Index Target, and Underlying ETF Target. If the Target Options finish in-the-money, upon the conclusion of the Defined Target Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Defined Target Period. It will then invest in a new series of FLEX Options with an expiration date of approximately the new Defined Target Date, and a new Defined Target Period will begin. If the Underlying ETFs' respective share price finishes below the respective Underlying ETF Target, the Target Options will finish out-of-the-money and expire worthless. In such circumstances, the Fund will lose substantially all of its value. Under such circumstances, the Fund's communication to shareholders will announce that the Fund will undergo a reverse stock split. The Fund's communication to shareholders will include specifics regarding the terms and timing of such reverse stock split. A reverse stock split will reduce the number of Fund Shares held by each shareholder by the ratio set forth in the communication such that a shareholder will hold fewer Fund Shares following the split than prior to it. While the per-Fund Share price of Fund Shares will increase proportionally, the total value of a shareholder's investment will remain unchanged immediately following the reverse stock split. In the event the Target Options expire worthless, the Fund expects that it will have approximately 1% to 10% of its net assets remaining, which will be invested in cash or cash-equivalents, and will use such assets to obtain investment exposure for the next Defined Target Period. Finally, the Fund will file a sticker communicating a change in the Fund's name to reflect the new Defined Target Period.

Generally, the Fund will enter into the FLEX Options for a Defined Target Period on the business day immediately prior to the first day of the Defined Target Period, and the FLEX Options of a Defined Target Period will expire on the last business day of the Defined Target Period, at which time the Fund will invest in a new set of FLEX Options for the next Defined Target Period.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT STRATEGY RISK. The Fund's investment strategy is different from more typical investment products, and the Fund may be unsuitable for some investors. The Fund's investment strategy offers investors the potential for a unique return profile that provides significant investment gains if the Target Options finish in-the-money (after consideration of premiums paid for the Target Options) at the conclusion of the Defined Target Period. However, investors may lose all or substantially all of their investment if the Target Options finish out-of-the-money at the end of the Defined Target Period. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares. At the end of the Defined Target Period the Fund can produce one of five results, three of which result in the Fund losing money before considering fees and expenses (and one of those includes the risk that the Fund may lose all of its money). Additionally, the value of Fund Shares may be subject to significant volatility when the level of the Underlying Index is at or around the Underlying Index Target (as measured by the Underlying ETF and Underlying ETF Target), particularly as the Defined Target Date approaches. The sought-after investment results are only provided at the conclusion of the Defined Target Date. Returns of an investor may be substantially different if they purchase Fund Shares after the beginning of the Defined Target Period or sell Fund Shares prior to the Defined Target Date. Investors should carefully consider whether they fully understand the Fund’s investment strategy and the associated risks before investing in the Fund.

Underlying ETF Correlation and Calculation Risk. The value of Fund Shares is ultimately dependent upon whether the Underlying ETF's share price exceeds the Underlying ETF Target (i.e., the strike price of the Target Options) upon the conclusion of the Defined Target Period. The Adviser calculates the Underlying ETF Target as the share price value that corresponds to the Underlying Index Target. However, if the calculation of the Underlying ETF Target is incorrect, or the share price of an Underlying ETF does not track the Underlying Index as anticipated, it is possible that the Underlying Index exceeds the Underlying Index Target, but the Target Options finish out-of-the-money and the Fund loses substantially all of its assets. Additionally, the Fund may use multiple Underlying ETFs as the reference asset for the Target Options which may exacerbate this risk. The Underlying ETFs' returns may also deviate from that of the Underlying Index due to the fees and expenses of such Underlying ETF, cash drag, differences between the portfolio of the Underlying ETF and the components of the Underlying Index, among other factors. Any lack of correlation between the Underlying ETF and Underlying Index may dramatically negatively impact the returns of the Fund.

CATASTROPHIC LOSS RISK. In the event that the Underlying Index finishes below the Underlying Index Target (as measured by the Underlying ETF and Underlying ETF Target), the Fund will suffer a catastrophic loss in value. Investors that are unwilling to incur such losses are urged not to purchase Fund Shares.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates, disruptions to trade, impositions of tariffs and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

OPTIONS RISK. The use of options, including Target Options, involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund's portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Lastly, the trading of options is subject to transaction costs that may impact the Fund's returns.

FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund's FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund's shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund's ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

LIQUIDITY RISK. The market for options may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of options held by the Fund.

ASSET CONCENTRATION RISK. Since the Fund's portfolio will be composed of Target Options on a very small number of ETFs (including a single ETF), the Fund's performance may be hurt disproportionately and significantly by the poor performance of those ETFs to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the ETFs and may subject the Fund to greater market risk than more diversified funds.

UNDERLYING INDEX RISKS. The Fund will have significant exposure to the Underlying Index through its investments in Target Options on Underlying ETFs that utilize the Underlying Index as the reference asset. Accordingly, the Fund will be subject to the risks of the Underlying ETFs, set forth below.

EQUITY SECURITIES RISK. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

ISSUER RISK. The performance of an ETF depends on the performance of individual securities to which the ETF has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. There is no guarantee that an issuer that paid dividends in the past will continue to do so in the future or will continue paying dividends at the same level.

LARGE CAPITALIZATION COMPANIES RISK. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

PASSIVE INVESTMENT RISK. The Underlying ETFs are not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index. Unlike with an actively managed fund, the fund's investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the fund's performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. The Underlying ETFs are subject to "tracking error," which is the divergence of an ETF's performance from that of the index which it seeks to track. Tracking error may occur because of differences between the securities and other instruments held in an ETF's portfolio and those included in the index, pricing differences, transaction costs incurred by the ETF, the ETF's holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest received by the ETF or distributions paid to the ETF's shareholders, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the index or the costs to the ETF of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the ETF incurs fees and expenses, while the index it tracks does not.

UNITED STATES RISK. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

ACTIVE MANAGEMENT RISK. The Fund is actively-managed and its performance reflects investment decisions that the Adviser and/or Sub-Adviser makes for the Fund. Such judgments about the Fund's investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns. The Adviser/Sub-Adviser will seek to employ the Fund's investment strategy regardless of whether there are periods of adverse market, economic, or other conditions and will not seek to take temporary defensive positions during such periods.

Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

CLEARING MEMBER DEFAULT RISK. Transactions in some types of derivatives, including the options held by the Fund, are required to be centrally cleared ("cleared derivatives"). In a transaction involving cleared derivatives, the Fund's counterparty is a clearinghouse, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearinghouses, and only members of a clearinghouse ("clearing members") can participate directly in the clearinghouse, the Fund will hold cleared derivatives through accounts at clearing members. With regard to its cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearinghouse through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member's individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its options position may, in certain circumstances, be used to satisfy losses of other clients of the Fund's clearing member. In addition, although clearing members guarantee performance of their clients' obligations to the clearinghouse, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member's bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund's behalf, which heightens the risks associated with a clearing member's default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund's ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund's behalf, the Fund may be unable to effectively implement its investment strategy.

CONCENTRATION RISK. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund's investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or Fund Shares in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has recently lowered interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund's ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including rising interest rates, declining valuations and increasing vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund's investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund's assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund's portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, sub-adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund's business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund's other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

ETF RISK. The Fund will invest in FLEX Options that reference ETFs, and accordingly is subject to the risks associated with ETFs. The value of an ETF will fluctuate over time based on fluctuations in the values of the assets held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those assets. Brokerage, tax, management fees and other expenses may negatively impact the performance of the ETF and, in turn, the value of the Fund Shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors.

LEVERAGE RISK. While the Fund does not seek leveraged exposure to the Underlying Index, the Fund seeks to achieve and maintain the exposure to the price of the Underlying Index by using the leverage inherent in Target Options on Underlying ETFs that utilize the Underlying Index as the reference asset. Therefore, the Fund is subject to leverage risk. When a fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in a fund losing more than it originally invested. That notwithstanding, the Fund invests in Target Options and is only subjected to the risk of losing its initial investment to purchase such options. Accordingly, it cannot lose more than it originally invested, however, small changes in the value of the Underlying ETFs may cause significant differences in the return of the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. Options trading involves a degree of leverage and as a result, a relatively small price movement in underlying securities may result in immediate and substantial losses to the Fund.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a "non-diversified" fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Regulated Investment Company Tax Risk. The Fund intends to qualify annually and to elect to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code").

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund's performance.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund's net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants' ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund's net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads Fund Shares.

Cash Transactions Risk. The Fund expects to effectuate orders for the issuance of Creation Units in cash, rather than in-kind securities. The use of cash creations may also cause the Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund's NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund's NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund's performance could be negatively impacted. Finally, the usage of cash rather than in-kind for the issuance of Creation Units could increase Fund fees and expenses, including increasing any trading costs for the Fund, which could negatively impact the returns of the Fund. While the Fund intends to use in-kind Creation Units for redemptions, it may also use cash redemptions. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, if the Fund were to use cash Creation Units for redemptions, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund's underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk Associated with Investment in Options. The Fund intends to treat any income it may derive from the options as "qualifying income" under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the options as the issuer of the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the trust to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the options is not appropriately the referenced asset, the Fund could lose its own status as a RIC.

UNITED STATES GOVERNMENT SECURITIES RISK. The Fund may invest directly in short term U.S. government securities or in an ETF that holds short-term U.S. government securities. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including "fair valued" assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund's performance information will be accessible on the Fund's website at https://www.roundhillinvestments.com/etf/XX and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: Roundhill Financial Inc. ("Roundhill" or the "Adviser")

Investment Sub-Adviser: Exchange Traded Concepts, LLC ("ETC" or the "Sub-Adviser")

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Timothy Maloney (Roundhill), William Hershey (Roundhill), David Mazza (Roundhill), Andrew Serowik (ETC), Todd Alberico (ETC), Gabriel Tan (ETC) and Brian Cooper (ETC). Each has served as a portfolio manager since August 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value ("NAV"), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the "bid-ask spread"). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.roundhillinvestments.com/etf/XX.

Tax Information

The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, or the Fund's distributor may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

You can find the Fund's statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at https://www.roundhillinvestments.com/etf/xx

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